UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)      March 24, 2008

ALMADORO MINERALS CORP.
(Exact name of registrant as specified in its chapter)

Nevada (State or other jurisdiction of incorporation)	000-51707 (Commission File Number)	00-0000000 (I.R.S. Employer Identification No.)
9620 Williams Road, Richmond, British Columbia, Canada (Address of principal executive offices)		V7A 1H2 (Zip Code)

Registrant’s telephone number, including area code  (604) 723-9660

Opes Exploration Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 24, 2008, the company changed its name from “Opes Exploration Inc.” to “Almadoro Minerals Corp.” by a majority vote of the shareholders.  As a result of the name change, Almadoro changed its trading symbol to “ALDM” effective on the opening of market on March 24, 2008.

See Exhibit 3.3 - Certificate of Amendment for more details.

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Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit	Description
3.3	Certificate of Amendment dated March 24, 2008.	Included

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Almadoro Minerals Corp. has caused this report to be signed on its behalf by the undersigned duly authorized person.

ALMADORO MINERALS CORP.

By:/s/ Ken Ralfs
Dated:  March 24, 2008                                                                              Ken Ralfs – CEO & President

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Exhibit 3.3

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